EXHIBIT A
                            (AS OF OCTOBER 1, 2018)

                           INDEX SERIES OF THE TRUST

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INDEX SERIES                                                     EFFECTIVE DATE
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First Trust STOXX European Select Dividend Index Fund              10/12/2010
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First Trust FTSE EPRA/NAREIT Developed Markets                     10/12/2010
Real Estate Index Fund
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First Trust Dow Jones Global Select Dividend Index Fund            10/12/2010
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First Trust Global Wind Energy Index ETF                           10/12/2010
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First Trust Global Engineering and Construction Index ETF          10/12/2010
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First Trust NASDAQ Clean Edge Smart Grid Infrastructure            10/12/2010
Index Fund
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First Trust Indxx Global Natural Resources Income ETF              10/12/2010
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First Trust Indxx Global Agriculture ETF                           10/12/2010
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First Trust BICK Index Fund                                        10/12/2010
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First Trust NASDAQ Smartphone Index Fund                           02/15/2011
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First Trust NASDAQ Global Auto Index Fund                          05/06/2011
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First Trust Cloud Computing Index Fund                             07/05/2011
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First Trust International IPO ETF                                  10/10/2014
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First Trust NASDAQ Cybersecurity ETF                               07/02/2015
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First Trust IPOX Europe Equity Opportunities ETF                   10/01/2018
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First Trust Dow Jones International Internet ETF                   10/31/2018
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